                                                                    Exhibit 10.9

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is made as of October 29, 1999, by and among TRINET CORPORATE REALTY TRUST (the "BORROWER"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "LEAD AGENT"), BANK OF AMERICA, N.A. ("BAC"), and the BANKS listed on the signature pages hereof.

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Borrower and the Banks have entered into the Third Amended and Restated Revolving Credit Agreement, dated as of June 1, 1998 (the "CREDIT AGREEMENT"); and

     WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. LEAD AGENT. Simultaneously herewith, Morgan has assigned and transferred its Commitment to BAC and Bank One, NA, and, in accordance with Section 7.8 of the Credit Agreement, hereby resigns as Lead Agent. The Required Banks, with the approval of the Borrower, hereby appoint BAC 257582.08-New York S3A as successor Lead Agent, and Bank One, NA, as "syndication agent". The syndication agent has no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. From and after the date hereof, all references to Morgan shall be deemed to be references to BAC.

3. BAS. The Required Banks acknowledge and agree that Banc of America Securities LLC ("BAS") is hereby appointed "book manager" and "lead arranger".

4. APPLICABLE MARGIN. The grid set forth in the definition "Applicable Margin" is hereby deleted and the following substituted therefor:

Range of                      Applicable
Borrower's                    Margin for               Applicable                   Applicable
Credit Rating                 Base Rate                Margin for                   Margin for Euro
(S&P/Moody's                  Loans                    CD Loans                      Dollar Loans
Ratings)                   (% per annum)             (% per annum)                  (% per annum)
-------------              --------------            -------------                  ---------------
BBB+/Baa1                      0.25                           0.975                     0.85
BBB/Baa2                       0.25                           1.125                     1.00
BBB-/Baa3                      0.25                           1.1875                    1.0625
Non-Invest-
ment Grade                     0.50                           1.675                     1.55


5. LETTERS OF CREDIT. The references in Sections 2.2(b) and 2.6(c) to "10:00 A.M., New York City time" are hereby deleted, and "11:00 A.M., New York City time" substituted therefor. In addition, the following is hereby inserted after the second sentence of Section 2.2(b): "In addition, together with such notice, the Borrower shall deliver to the designated Fronting Bank an "Application and Agreement for Standby Letter of Credit" in the form attached hereto as EXHIBIT A, or in such other form as may reasonably be required by the designated Fronting Bank."

6. EXTENSION FEE. Section 2.9(c) is hereby deleted, and the following substituted therefor:

          (c) EXTENSION FEE. Simultaneously with the delivery by Borrower of the Notice to Extend pursuant to Section 2.10(b), the Borrower shall pay to the Lead Agent for the account of the Banks ratably in proportion to their Commitments an extension fee (each, the "EXTENSION FEE") of .20% of the Commitments then outstanding (provided, with respect to any Bank's share of such fee, such Bank has honored its Commitment in accordance herewith).

7. EXTENSION OPTION. Section 2.10(c) of the Credit Agreement, and all references to Section 2.10(c) and to the Request to Extend, are hereby deleted.

8. REPRESENTATIONS. Section 4.15 of the Credit Agreement is hereby deleted.

9. FINANCIAL INFORMATION. The reference to "Borrower" in Section 5.1(k) of the Credit Agreement is hereby deleted and "Starwood" substituted therefor.

10. DIVIDENDS. Section 5.8(d) is hereby deleted and the following substituted therefor:

          (d) DIVIDENDS. The Borrower will not, as determined as of the last day of each quarter, with respect to the previous four quarters, pay or declare any dividends on common stock in excess of 85% of CFFOA (as hereinafter defined) for such previous four quarters, provided, however, that dividends may exceed 85% of CFFOA if required in order for Starwood Financial Inc. ("STARWOOD") to maintain its status as a real estate investment trust under the Code, assuming, however, that all other Subsidiaries of Starwood shall have dividended or distributed 100% of their disposable cash during the applicable twelve (12) month period to Starwood. For purposes hereof, "CFFOA" means the "net cash provided by operating activity", as shown on the Borrower's consolidated statements of cash flows, and calculated in a manner consistent with the Borrower's historical methods of calculating the same.

11. ACQUISITION. Notwithstanding the provisions of Section 5.9 of the Credit Agreement, the Required Banks hereby consent to the acquisition by merger (the "MERGER") of 100% of the stock of the Borrower by Starwood and hereby waive any Event of Default that would otherwise arise under Sections 6.1(i), (j) and (k) of the Credit Agreement.

12. CHANGES IN BUSINESS. Section 5.10 is hereby amended by adding after the reference to "Section 5.17" the following: "and Section 5.23".

13. BORROWER STATUS. Section 5.13 of the Credit Agreement is hereby deleted and the following substituted therefor: "Borrower shall at all times maintain its status as a "qualified REIT subsidiary" of Starwood."

14. ASSET SALES AND TRANSFERS. The following Section 5.20 is hereby added to the Credit Agreement:

          SECTION 5.20 ASSET SALES AND TRANSFERS. The Borrower shall not sell, transfer or otherwise convey any Real Property Asset to any Affiliate, other than a wholly-owned Subsidiary or a newly formed joint venture with an unaffiliated third party, except that any such sale, transfer or conveyance shall be permitted if the same is for a price not less than the then fair market value of the applicable Real Property Asset, shall be on an all cash basis, and shall otherwise be on fair market, arms' length terms. For purposes of this Section, the term "AFFILIATE" shall mean as applied to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote fifteen percent (15%) or more of the equity securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting equity securities or by contract or otherwise.

15. INTERCOMPANY DEBT. The following Section 5.21 is hereby added to the Credit
Agreement:

          SECTION 5.21. The Borrower may not incur any Debt from Starwood or any Affiliate of Starwood ("AFFILIATE DEBT"), unless repayment of such Debt, by its express written terms, is fully subordinated to the repayment of the Loans and all other Obligations, as well as all other Debt from un-Affiliated third parties. In addition, all Affiliate Debt shall be on then market terms, and at no time shall, in the aggregate, exceed fifteen percent (15%) of the total Debt permitted pursuant to Section 5.8(b) of the Credit Agreement. In addition, at no time may the Borrower or any Subsidiary of the Borrower lend any amounts to Starwood or any of its wholly-owned Subsidiaries or any Affiliates of Starwood that in the aggregate would exceed five percent (5%) of Consolidated Tangible Net Worth.

16. BOARD OF DIRECTORS. The following Section 5.22 is hereby added to the Credit
Agreement:

          SECTION 5.22. From and after the Effective Date, the members of the board of directors of the Borrower (the "BOARD") shall at all times be identical with the members of the board of directors of Starwood, except that at all times there shall be one additional member of the Board (the "SPECIAL DIRECTOR"), which member shall be "independent" (in accordance with S&P's standard requirement from time to time). A unanimous vote of all members of the Board, including the Special Director, shall be required in accordance with the organizational documents of the Borrower (the "UNANIMOUS VOTING REQUIREMENT", for the Borrower to (i) file a voluntary insolvency proceeding, or (ii) to sell, transfer or convey in any three (3) month period, any Real Property Asset(s) to Starwood or any wholly-owned Subsidiary of Starwood or any Affiliates of Starwood other than a wholly-owned Subsidiary of the Borrower or a newly formed joint venture of the Borrower with an unaffiliated third party, that exceed, either individually or in the aggregate, five percent (5%) of Combined Asset Value as of the last day of the most recently ended fiscal quarter for which financial information has been delivered in accordance with Section 5.1 (a) and (b).

17. ALTERNATIVE INVESTMENTS. The following Section 5.23 is hereby added to the Credit Agreement:

          SECTION 5.23. ALTERNATIVE INVESTMENTS. Borrower may use proceeds of the Loans to make Alternative Investments, provided, however, that as of the last day of each calender quarter, the total book value, calculated in accordance with GAAP but without deduction for depreciation, of Alternative Investments made from and after the closing of the Merger shall not exceed 20% of Combined Asset Value. For purposes hereof, "ALTERNATIVE INVESTMENTS" means any investment other than (i) the acquisition of a Real Property Asset more than 75% of the rentable area of which is leased to a single tenant, whether directly or through a joint venture, or (ii) development activities as described in
     Section 5.17. Whether directly or through a joint venture.

18. EVENTS OF DEFAULT. (a) Section 6.1(i) of the Credit Agreement is hereby deleted and the following substituted therefor: "(i) Starwood shall cease to own, directly or indirectly, 100% of the issued and outstanding shares of stock of the Borrower;".

         (b) Section 6.1(j) of the Credit Agreement is hereby deleted and the following substituted therefor: "(j) there shall not be at all times at least one Special Director on the Board, or the Unanimous Voting Requirements shall be amended, modified or terminated without the prior written consent of the Required Banks;"

         (c) Section 6.1(k) of the Credit Agreement is hereby deleted and the following substituted therefor: "(k) Starwood shall cease at any time to qualify as a real estate investment trust under the Code;".

19. NOTICES. The reference in Section 9.1 of the Credit Agreement to "One Embarcadero Center, 33rd Floor, San Francisco, CA 94111, Attn.: A. William Stein" is hereby deleted and the following substituted therefor: "1114 Avenue of the Americas, 27th Floor, New York, NY 10036, Attn.: Spencer Haber, with a copy to Nina Matis, Esq."

20. ADDITIONAL COMMITMENT. Section 9.18 of the Credit Agreement is hereby deleted.

21. EFFECTIVE DATE. This Amendment shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "EFFECTIVE DATE"):


          (a) the Borrower shall have executed and delivered to the Lead Agent a duly executed original of this Amendment;

          (b) the Required Banks shall have executed and delivered to the Lead Agent a duly executed original of this Amendment;

          (c) the Lead Agent shall have received all documents the Lead Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Amendment, and the other documents executed in connection therewith, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Lead Agent. Such documentation shall include, without limitation, the organizational documents of the Borrower, as amended, modified or supplemented prior to the Effective Date, each certified to be true, correct and complete by an officer of the Borrower, as of a date not more than twenty (20) days prior to the Effective Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Maryland with respect to the Borrower, to be dated not more than twenty (20) days prior to the Effective Date;

          (d) the Lead Agent shall have received all certificates, agreements and other documents and papers referred to in this Amendment, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its reasonable discretion;

          (e) the Borrower shall have taken all actions required to authorize the execution and delivery of this Amendment and the performance hereof by the Borrower;

          (f) the Lead Agent shall have received from the Borrower, for the account of the Banks, an amendment fee equal to .30% of the Commitments;

          (g) the Lead Agent shall have received the reasonable fees and expenses accrued through the Effective Date of Skadden, Arps, Slate, Meagher & Flom LLP, together with any other fees or expenses of the Lead Agent;

          (h) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the Effective Date, as the same may be amended by virtue of the Merger transactions with Starwood described in the Proxy, dated September 22, 1999, a copy of which has previously been delivered by the Borrower to the Banks (the "PROXY");

          (i) receipt by the Lead Agent and the Banks of a certificate of an officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in the Credit Agreement, as amended hereby, including, without limitation, the requirements of Section

          5.8, as of the Effective Date, as the same may be amended by virtue of the Merger transactions with Starwood described in the Proxy; and

          (j) receipt by the Lead Agent of proof reasonably satisfactory to the Lead Agent that Starwood shall have acquired by merger 100% of the stock of the Borrower.

22. ENTIRE AGREEMENT. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

23. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

24. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

25. HEADINGS, ETC. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

26. NO FURTHER MODIFICATIONS. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



BORROWER:                       TRINET CORPORATE REALTY TRUST, INC.



                                By:______________________________
                                   Name:
                                   Title:

                                Facsimile number:  (415) 391-6259
                                Address: One Embarcadero Center
                                         33rd Floor
                                         San Francisco, CA 94111
                                         Attn: Chief Financial
                                               Officer

                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank and as resigning Lead Agent


                       By: ______________________________
                           Name:
                           Title:

                                      BANK OF AMERICA, N.A., as a Bank and
                                      as successor Lead Agent


                                      By: _____________________________
                                          Name:
                                          Title:


                                          600 Montgomery Street
                                          37th Floor
                                          Mail Code: CA5-801-37-01
                                          San Francisco, CA 94111
                                          Attention:
                                          Telecopy:

                                          DOMESTIC AND EURO-CURRENCY LENDING
                                          OFFICE:




                                          Attention:
                                          Telecopy:

                                          BANKERS TRUST COMPANY, as Co-Agent
                                      and as a Bank


                                          By: ______________________________
                                              Name:
                                              Title:

                                          DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES, as Bank and
                                          as Co-Agent


                                          By: ______________________________
                                              Name:
                                              Title:


                                          By: ______________________________
                                              Name:
                                              Title:

                                          BANK ONE, NA ( f/k/a The First
                                          National Bank of Chicago, as a Bank,
                                          as Co-Agent, and as Syndication Agent


                                          By: ______________________________
                                              Name:
                                              Title:

                                          PNC BANK, NATIONAL ASSOCIATION, as a
                                          Bank and as Co-Agent


                                          By: ______________________________
                                              Name:
                                              Title:

                                          AMSOUTH BANK


                                          By: ______________________________
                                              Name:
                                              Title:

                                          BANK OF MONTREAL, CHICAGO BRANCH


                                          By: ______________________________
                                              Name:
                                              Title:

                                          FIRST UNION NATIONAL BANK




                                          By: ______________________________
                                              Name:
                                              Title:

                                          UBS AG, STAMFORD BRANCH


                                          By: ______________________________
                                              Name:
                                              Title:


                                          By: ______________________________
                                              Name:
                                              Title:

                                          KEY BANK NATIONAL ASSOCIATION
                                          (f/k/a Society Bank)


                                          By: ______________________________
                                              Name:
                                              Title:

                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, LOS ANGELES AGENCY


                                          By: ______________________________
                                              Name:
                                              Title:

                                          COMMERZBANK AKTIENGESELLSCHAFT,
                                          NEW YORK AND GRAND CAYMAN BRANCHES


                                          By: ______________________________
                                              Name:
                                              Title:


                                          By: ______________________________
                                              Name:
                                              Title:

                                          BANQUE NATIONALE DE PARIS



                                          By: ______________________________
                                              Name:
                                              Title: